Exhibit 10.2

ELECTRONIC JUDGMENT LIEN CERTIFICATE
FOR PURPOSES OF FILING A JUDGMENT LIEN, THE FOLLOWING INFORMATION IS SUBMITTED IN ACCORDANCE WITH s. 55.203, F.S..

JUDGMENT DEBTOR (DEFENDANT) NAME(S) AS SHOWN ON JUDGMENT LIEN:

LIFETIME BOOKS, INC.
2131 HOLLYWOOD BOULEVARD
HOLLYWOOD, FL. 33020
FEI#: - DOS DOCUMENT#: S17883

J03000087215
FILED
Feb 26, 2003 02:48 P.M. Secretary of State
JMERRICK

JUDGMENT CREDITORIPLAINTIFF) NAME AS SHOWN ON JUDGMENT LIEN OR CURRENT OWNER OF JUDGMENT IF ASSIGNED:

HERBERT L. BECKER
4804 LAUREL CANYON BLVD 258
NORTH HOLLYWOOD, CA 91607
DOS DOCUMENT#: N/A

NAME AND ADDRESS TO WHOM ACKNOWLEDGMENT/CERTIFICATION IS TO BE MAILED:

ALAN WAGNER
WAGNERLAW@AOL.COM

AMOUNT DUE ON MONEY JUDGMENT: 231,195.00
APPLICABLE INTEREST RATE: 4.62%
NAME OF COURT: UNITED STATES DISTRICT COURT
CASE NUMBER: 97-7176-CIV-DI MITROU LEAS
DATE OF ENTRY: 12/07/98
WAS A WRIT OF EXECUTION DOCKETED ON THIS JUDGMENT LIEN WITH ANY SHERIFF PRIOR TO OCTOBER 1, 2001?
( ) YES (IF YES, A "CREDITOR AFFIDAVIT CERTIFICATION" FORM MUST BE ATTACHED TO THIS CERTIFICATE.)
(X) NO

UNDER PENALTY OF PERJURY, I hereby certify that: (1) The judgment above described has become final and there is no stay of the judgment or its enforcement in effect; (2) All of the information set forth above is true, correct, current and complete; (3) 1 have not previously filed a Judgment Lien Certificate regarding the above judgment with the Department of State; and, (4) 1 have complied with all applicable laws in submitting this Electronic Judgment Lien Certificate for filing.

Electronic Signature of Creditor or Authorized Representative: HERBERT L. BECKER